UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 11, 2012

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

32 Journey, #250, Aliso Viejo, CA 92656

(Address of principal executive offices)

(former name or former address, if changed since last report)

(888) 766-8311

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINICIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 11, 2012, Premier Holding Corp. (the “Company”) accepted the resignations of Jack Gregory as the Company’s Chief Executive Officer and Jasmine Gregory as the Company’s Chief Financial Officer and Secretary. The resignations were not because of any disagreement with management or the board concerning accounting practices, policies, or procedures. Kevin B. Donovan will assume the role of Chief Executive Officer and President of the Company. Previously, Mr. Donovan was appointed to serve as the Chief Executive Officer of the Company’s wholly-owned subsidiary, WEPOWER Ecolutions Inc. on February 22, 2012. See Form 8-K filed February 29, 2012 (SEC Accession No. 0001471242-12-000271). Mr. Donovan is the sole director of the Company.

The Company plans to engage a new Chief Financial Officer and Secretary, plus appoint additional persons to the Board of Directors in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORP.

	By:	/s/ Kevin B. Donovan
Kevin B. Donovan
Chief Executive Officer and President
Date: April 17, 2012